STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                           PAXFORD INVESTMENTS, S.A.,

                                       AND

                          PHILIP J. DAVIS, JOHN C. LEE,
                            and CHARLES C. VAN GUNDY













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                                TABLE OF CONTENTS
                                -----------------

                                                                          PAGE
                                                                          ----

ARTICLE I      Sale and Purchase of the Company's Common Stock and Purchase
               Price.........................................................1

      1.01     Sale of Company Stock.........................................1
      1.02     Purchase Price and Method of Payment..........................2

ARTICLE II     Closing Date and Deliveries at Closing........................2

      2.01     Closing Date..................................................2
      2.02     Deliveries by Stockholders....................................2
      2.03     Deliveries by Purchaser.......................................3
      2.04     Further Assurances............................................3

ARTICLE III    Representations and Warranties of the Purchaser...............3

      3.01     Due Organization..............................................3
      3.02     Power and Authority...........................................3
      3.03     Investment Representations....................................4

ARTICLE IV     Representations and Warranties of the Stockholders............5

      4.01     Due Organization..............................................5
      4.02     Certificate of Incorporation and By-laws......................5
      4.03     Power and Authority...........................................5
      4.04     Accuracy......................................................6
      4.05     Brokers.......................................................6
      4.06     No Pending or Threatened Legal Claim..........................7
      4.07     Capital Stock.................................................7
      4.08     Taxes.........................................................7
      4.09     Financial Statement...........................................7
      4.10     Contracts, Obligations and Commitments........................8
      4.11     Title to Properties...........................................8
      4.12     Accounts Receivable...........................................8
      4.13     Undisclosed Liabilities.......................................8
      4.14     Disclosure....................................................8
      4.15     SEC Filings...................................................9
      4.16     Legend........................................................9
      4.17     Holding Period................................................9
      4.18     Absence of Certain Changes....................................9










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                                TABLE OF CONTENTS
                                -----------------
                                   (Continued)
                                                                          PAGE
                                                                          ----


ARTICLE V      Condition Precedent to Purchaser's Obligation................10

      5.01     Warrants.....................................................10
      5.02     Consents and Approvals.......................................10
      5.03     Other Documents..............................................11

ARTICLE VI     Indemnification..............................................11

      6.01     Stockholder's Indemnification Obligation.....................11
      6.02     Purchaser's Indemnification Obligation.......................11

ARTICLE VII    Termination..................................................12

ARTICLE VIII   Confidentiality and Publicity................................12

      8.01     Confidentiality..............................................12
      8.02     Publicity....................................................12

ARTICLE IX     Miscellaneous................................................13

      9.01     Transaction Costs............................................13
      9.02     Entire Agreement.............................................13
      9.03     Amendments...................................................13
      9.04     Further Assurances...........................................13
      9.05     Binding Effect...............................................13
      9.06     Headings.....................................................14
      9.07     Notices......................................................14
      9.08     Severability.................................................14
      9.09     Waivers......................................................14
      9.10     Equitable Remedies...........................................15
      9.11     Third Parties................................................15
      9.12     Enforcement Costs............................................15
      9.13     Remedies Cumulative..........................................15
      9.14     Counterparts.................................................15
      9.15     Governing Law................................................16
      9.16     Jurisdiction and Venue.......................................16
      9.17     Preparation of Agreement.....................................16
      9.18     Survival.....................................................16
      9.19     Inducement to Transaction....................................16







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                                TABLE OF CONTENTS
                                -----------------
                                   (Continued)
                                                                          PAGE
                                                                          ----


      9.20     Advice of Counsel............................................16
      9.21     Denominations................................................16
      9.22     Counterparts.................................................16
      9.23     Agent........................................................16
      9.24     Finder's Fee.................................................17
      9.25     Time of the Essence..........................................17
      9.26     Pronouns.....................................................17







































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                            STOCK PURCHASE AGREEMENT
                            ------------------------


      THIS STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of the 23rd day of May, 1997, by and among Paxford Investments, S.A., a Bahamian corporation, (hereinafter referred to as the "COMPANY" or "PURCHASER"), and Philip J. Davis, John C. Lee and Charles C. Van Gundy (hereinafter referred to individually as a "STOCKHOLDER" and collectively as the "STOCKHOLDERS" or the "SELLERS").

                                   WITNESSETH:
                                   -----------

      WHEREAS, the Company was formed for the acquisition of certain shares of Lahaina Acquisitions, Inc. ("LAHAINA");

      WHEREAS, the Company intends, although there is no assurance or guarantee, to effect a share exchange or similar transaction with Root Industries, Inc. a Canadian corporation, upon consummation of this Agreement;

      WHEREAS, the Stockholders own beneficially and of record issued and outstanding shares of common stock of Lahaina, with each Stockholder owning the number of such shares set forth beside his name on EXHIBIT A attached hereto and collectively comprise all of the directors of Lahaina; and

      WHEREAS, Purchaser desires to purchase from the Stockholders, and the Stockholders desire to sell to Purchaser, Seven Hundred and Fifty Thousand (750,000) shares of the issued and outstanding stock of Lahaina, representing approximately Seventy Five and Twenty-Six/100 percent (75.26%) interest of Lahaina, on the terms and subject to the conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:


                                    ARTICLE I
                                    ---------

      SALE AND PURCHASE OF THE COMPANY'S COMMON STOCK AND PURCHASE PRICE
      ------------------------------------------------------------------

      1.01 SALE OF COMPANY STOCK. Upon the terms and subject to the conditions of this Agreement, at the Closing (as that term is defined in Section 2.01 hereof), the Stockholders agree to sell, assign, transfer, convey and deliver to Purchaser, and Purchaser agrees to purchase and acquire, approximately Seventy-Five and Twenty-Six/100 percent (75.26%) of the issued and outstanding common stock of Lahaina, no par value, and represented by Seven Hundred and Fifty Thousand (750,000) shares of Lahaina Common Stock from Philip J. Davis (selling 366,667 shares), John C. Lee (selling 366,667 shares), and Charles C. Van Gundy (selling 16,666 shares) (the "LAHAINA STOCK").

      1.02  PURCHASE PRICE AND METHOD OF PAYMENT.

            The purchase price ("PURCHASE PRICE") to be paid by Purchaser to the Stockholders in exchange for Lahaina Stock is One Hundred and Twenty-Five Thousand and No/100 Dollars ($125,000.), allocated pro rata as per Exhibit A, subject to adjustments as described herein below.


                                   ARTICLE II
                                   ----------

                     CLOSING DATE AND DELIVERIES AT CLOSING
                     --------------------------------------

      2.01 CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall be held at the offices of Corporate Stock Transfer, 370 17th Street, Suite 2350, Denver, Colorado on or before 5:00 p.m., Mountain time, May 27, 1997, or at any such other date and at such other place as may be mutually agreed upon by the parties, simultaneously occurring with the execution and delivery of this Agreement. The date of the Closing is sometimes referred to herein as the "CLOSING DATE."

      2.02 DELIVERIES BY STOCKHOLDERS. In addition to and without limiting any other provision of this Agreement, the Stockholders agree to deliver, or cause to be delivered, to Purchaser, at or prior to the Closing, the following:

            (a) All certificates representing Lahaina Stock, endorsed in blank and otherwise in form acceptable for transfer of the books of Lahaina, with all necessary transferred tax stamps attached;

            (b) Resignations executed by the Stockholders as officers and directors of Lahaina, accompanied by a certified copy of the resolutions adopted by the Board of Directors of Lahaina authorizing the resignations and appointing the new officers and directors of Lahaina as provided by the Purchaser;

            (c) An opinion of legal counsel to Stockholders, that the shares of Lahaina Stock are validly issued, fully paid and nonassessable and are not subject to any preemptive rights, and on the Closing Date there will be no voting trust agreements or other contracts, agreements or arrangements restricting voting or dividend rights or transferability with respect to the Lahaina Stock; and

            (d) Such other documents, instruments or certificates as shall be reasonably requested by Purchaser or its counsel, including, but not limited to, all contracts, books, and records of the Company not previously delivered.

      2.03 DELIVERIES BY PURCHASER. In addition to and without limiting any other provision of this Agreement, Purchaser agrees to deliver or cause to be delivered to the Stockholders, at or prior to the Closing, the following:

            (a) The Purchase Price required to be delivered, by wire transfer, at Closing pursuant to Section 1.02 hereof;

            (b) A certified copy of the resolutions adopted by the Board of Directors of Purchaser authorizing the transactions contemplated by this Agreement and authorizing specified officers of Purchaser, as the case may be, to execute and deliver this Agreement and/or any other documents or instruments which they deem necessary and appropriate in connection herewith;

            (c) Such other documents or certificates as shall be reasonably requested by the Stockholders or their counsel.

      2.04 FURTHER ASSURANCES. The Stockholders and Purchaser shall, on request, on or after the Closing Date, cooperate with each other by furnishing any additional information, executing and delivering any additional documents and/or instruments and doing any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.


                                   ARTICLE III
                                   -----------

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

      The Purchaser hereby represents and warrants to the Stockholders as follows:

      3.01 DUE ORGANIZATION. The Company is a duly organized and validly existing corporation under the laws of The Bahamas and has the corporate power and lawful authority to own its properties and to transact the business in which it is currently engaged.

      3.02  POWER AND AUTHORITY.

            (a) The Company has full corporate power to enter into this Agreement and to carry out their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Company's Board of Directors. No other corporate acts or proceedings on the part of the Company will be necessary to authorize the performance of this Agreement by the Company or the transactions contemplated hereby. This Agreement constitutes a valid and legally binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to creditors' rights or by the application of equitable principles when equitable remedies are sought.

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



            (b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof, will:

                  (i) violate, or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of the terms, conditions or provisions of the Articles of Incorporation or By-laws of the Company, or any note, bond, mortgage, indenture, deed of trust, license, agreement, lease or other instrument or obligation to which the Company or by which the Company or any of its properties or assets, or any of the Stockholders may be bound or affected, except where the violation, conflict, breach, default, termination, or acceleration would not have a material adverse effect on the financial condition of the Company; or

                  (ii) violate any order, writ, injunction, decree, or any statute, rule or regulation, applicable to the Company or any of the properties or assets of the Company, except where the violation would not have a material adverse effect on the financial condition of the Company.

      3.03  INVESTMENT REPRESENTATIONS.

            (a) The undersigned Purchaser understands that the shares have not been approved or disapproved by the United States Securities and Exchange Commission ("SEC") or any state securities agency;

            (b) The Purchaser is not an underwriter and is acquiring Lahaina shares solely for investment for the account of the Purchaser and not with a view to, or for, resale in connection with any distribution within the meaning of the federal securities acts or any applicable state securities acts;

            (c) The Purchaser understands the speculative nature and risks of investments associated with Lahaina and confirms that the Lahaina Stock is suitable and consistent with the Purchaser's investment program and the Purchaser's financial position enables the Purchaser to bear the risks of this investment; and that there may not be any public market for the Lahaina Stock subscribed for herein;

            (d) The Lahaina Stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, without the prior opinion of counsel for Lahaina that such disposition will not violate federal and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, and any form of conveying, whether voluntary or not;

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            (e) Neither Lahaina nor the Stockholders are under any obligation to register or provide an exemption under any federal and/or state securities acts for any Lahaina Stock or to cause or permit such Lahaina Stock to be transferred in the absence of any such registration or exemption and that the Purchaser
herein  must  hold  such  stock   indefinitely   until  such  Lahaina  Stock  is
subsequently registered under any federal and/or state securities acts or an exemption from registration is available;

            (f) The Purchaser has had the opportunity to ask questions of Lahaina and the Stockholders and receive additional information from Lahaina and the Stockholders to the extent that Lahaina and the Stockholders possess such information, or could acquire it without unreasonable effort or expense necessary, to evaluate the merits and risks of any investment in Lahaina. Further, subject to Article IV herein, the Purchaser has been given and received: (1) All reports filed with the SEC; and (2) An opportunity to question Stockholders and the appropriate executive officers of Lahaina;


                                   ARTICLE IV
                                   ----------

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
               --------------------------------------------------

            The Stockholders jointly and severally represent and warrant to Purchaser as follows:

      4.01 DUE ORGANIZATION. Lahaina is a duly organized and validly existing corporation in good standing under the laws of the State of Colorado and has the corporate power and lawful authority to own its properties and to transact the business in which it is currently engaged.

      4.02 CERTIFICATE OF INCORPORATION AND BY-LAWS. The copies of the Articles of Incorporation and By-Laws of Purchaser delivered to the Company on or before the Closing Date are, and on the Closing Date will be, true and complete, and on the Closing Date will be as in effect on the date hereof.

      4.03  POWER AND AUTHORITY.

            (a) The Stockholders have the full power to enter into this Agreement and to carry out its obligations thereunder. No other corporate acts or proceedings on the part of the Stockholders or Lahaina, except as provided for under Article V, will be necessary to authorize this Agreement, or the transactions contemplated thereby, and this Agreement constitutes the valid and legally binding obligations of the Stockholders, enforceable against the Stockholders in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to creditors' rights or by the application of equitable principles when equitable remedies are sought.

            (b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated thereby, nor compliance by the Stockholders with any of the provisions thereof, will:

                  (i) violate, or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Lahaina, any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of Lahaina, or any note, bond, mortgage, indenture, deed of trust, license, agreement or other instrument or obligation to which Lahaina or the Stockholders are a party, or by which they or any of their properties or assets may be bound or affected; or

                  (ii) violate any order, writ, injunction or decree, or any statute, rule or regulation applicable to the Stockholders or Lahaina.

            (c) All of the issued and outstanding shares of capital stock of Lahaina validly issued, fully paid and nonassessable and owned by Stockholders are free and clear of any lien, charge, security interest, pledge, or encumbrance of any kind or nature (any of the foregoing being a "Lien"), and following the execution of this Agreement, the Purchaser shall have good and marketable title to such shares, free and clear of all claims, liens and encumbrances of any nature whatsoever. The stockholders have the unqualified right to sell, assign, and deliver the Lahaina Stock, and, upon consummation of the transactions contemplated by this Agreement, the Purchaser will acquire good and valid title to the Lahaina Stock, free and clear of any liens, claims, options, charges, and encumbrances of whatsoever nature. The Purchaser acknowledges that the Lahaina Stock being acquired from the Stockholders will be Restricted Securities as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the "Act").

      4.04 ACCURACY. All certificates, documents and instruments furnished by Stockholders or any of Lahaina's directors, officers, employees or shareholders in connection with this Agreement, or any other transaction contemplated by this Agreement, are true and complete, and neither this Agreement, nor any certificate, document or instrument furnished by Stockholders or any of Lahaina's directors, officers, employees or shareholders in connection with this Agreement, or any other transaction contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements included herein or therein not misleading in light of the circumstances under which they were made.

      4.05 BROKERS. Each of the parties represents and warrants that such party has dealt with no broker or finder with any of the transactions contemplated by this Agreement, and insofar as such party knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions, with the exception of Michael McGill, who will be paid by the Purchaser . The parties agree to indemnify and hold harmless one another against loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party.

      4.06 NO PENDING OR THREATENED LEGAL CLAIM. No litigation of any kind relating to this Agreement or the transaction contemplated herein shall be pending or threatened and no preliminary or permanent injunction or other order issued by any court of competent jurisdiction or by any federal or state governmental or regulatory body, nor any statute, rule, regulation or executive order promulgated or enacted by any federal or state governmental authority after the date of this Agreement, which prohibits or affects in any material adverse way the consummation of the transactions contemplated by this Agreement, affects in any material adverse way the business properties or condition, financial or otherwise, of Lahaina or affects in any way the Stockholders's title to the Shares or the Stockholders's ability to transfer the Shares to the Purchaser in accordance with this Agreement, shall be in effect, pending or threatened

      4.07 CAPITAL STOCK. The authorized capital stock of Lahaina consists of Eight Hundred Million (800,000,000) shares of common stock of no par value, of which Nine Hundred and Ninety-Six Thousand and Five Hundred (996,500) shares are validly issued and outstanding, fully paid and nonassessable and Ten Million (10,000,000) shares of no par value of Preferred Stock of which none are issued. There are Nine Hundred and Ninety-Three Thousand (993,000) Class A warrants outstanding and Nine Hundred and Ninety-Three Thousand (993,000) Class A warrants outstanding Nine Hundred and Ninety-Three Thousand (993,000) Class B warrants outstanding. Pursuant to the Warrant Agreement, the Class A warrants and the Class B warrants are subject to mandatory redemption at $.001 per warrant at any time by Lahaina upon 30 days written notice to the warrantholder. As of the date hereof, there are no bonds, debentures, notes or other indebtedness, issued or outstanding having voting rights under any circumstances. There are no options, calls or other rights, agreements or commitments presently outstanding obligating Lahaina or any shareholder of Lahaina to issue, deliver or sell shares of its capital stock, or obligating Lahaina or any shareholder of Lahaina to grant, extend or enter into any such option, warrant, call or other such right, agreement or commitment. Lahaina does not own, directly or indirectly, any capital stock or other ownership interest in any Lahaina, partnership, joint venture or other entity.

      4.08 TAXES. Within the times (including extensions) and in the manner prescribed by law, Lahaina has filed all federal, state and local tax returns required to be filed by them and have paid in full or made adequate provision for the periods ending on or before the date hereof, including, without limitation, those shown to and in compliance in all material respects with the laws, rules and regulations applicable to such returns. The Stockholders and Lahaina have not waived any applicable statute of limitations relating to the assessment of federal, state or local taxes and no examination of any federal, state or local tax returns of Lahaina have resulted in any action or proceeding by a government authority for the assessment or collection of taxes and no claim against Lahaina for additional taxes, penalties or interest is pending or threatened.

      4.09 FINANCIAL STATEMENT. The Stockholders have delivered to the Purchaser the audited financial statements of Lahaina as of September 30, 1996, as filed on Form 10K/A with the SEC, audited by Doran Peck, CPA, P.C. Further, Stockholders have supplied to Purchaser the unaudited financial statements as contained in filings made with the SEC. Those financial statements are true and correct and are fair and accurate presentation of the financial condition and assets and liabilities, (whether accrued, absolute, contingent, or otherwise) of Lahaina as of the date thereof in accordance with generally accepted principles of accounting applied on a consistent basis.

      4.10 CONTRACTS, OBLIGATIONS AND COMMITMENTS. The Stockholders have delivered to Purchaser true copies of all material written, and disclosed to Purchaser all material oral, outstanding contracts, obligations, leases and commitments of Lahaina entered into connection with and related to the business of Lahaina, all of which (exclusive of Leases) are listed in EXHIBIT 4.10 (the "Contracts") (true and correct copies of certain written contracts being attached thereto). Lahaina is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any of the Contracts.

      4.11 TITLE TO PROPERTIES: ENCUMBRANCES. Lahaina has good and marketable title to all of its property and assets, real and personal, tangible and intangible, including, without limitation, the properties and assets reflected in the financial statements of Lahaina. All such properties and assets reflected in that balance sheet have a fair market or realizable value at least equal to the value thereof as reflected upon the balance sheet, and they are subject to no mortgage, pledge, lien, conditional sale agreement, encumbrance, or change of whatsoever nature.

      4.12 ACCOUNTS RECEIVABLE. All accounts receivable of Lahaina, whether reflected in Lahaina's financial statements or otherwise, represents sales actually made in the ordinary course of business and the reserve for uncollectability for receivables as reflected in the aforesaid balance sheet is adequate and was calculated in a way consistent with past practice. There are currently no accounts receivable of Lahaina.

      4.13 UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the audited balance sheet of Lahaina dated September 30, 1996, as amended by Lahaina's Form 10-Q filed May 14, 1997, Lahaina as of that date had no liabilities or obligations of any nature, or absolute, accrued, contingent, or otherwise due or to become due. Further, the Stockholders do no know or have any reasonable ground to know of any basis for the assertion against Lahaina of any liability or obligation as of May 23, 1997, of any nature or in any amount not fully reflected or reserved against in the financial statements. Lahaina had no accounts payable as of the hereof.

      4.14 DISCLOSURE. The stockholders have disclosed to the Purchaser all facts material to the assets, prospects and business of Lahaina. No representation or warranty by the stockholders contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Purchaser pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of Lahaina with proper information as to Lahaina and its affairs.

      4.15 SEC FILINGS. Within the times (including extensions) and in the manner prescribed by law, Lahaina has filed with the SEC all documents required to be filed under the Act or any other Federal or State Securities Rule or Regulation that requires the filing of documents relating to, or registration of, Lahaina Stock.

      4.16 LEGEND. The certificates representing the Lahaina Stock delivered pursuant to this Agreement shall bear a legend in the following form:

          The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, (the "Act"), or any other applicable federal or state securities act; and are "Restricted Securities" as defined by Rule 144 of the Act. The shares may not be transferred, sold, or otherwise disposed of unless; (1) a registration statement with respect to the shares shall be affected under the Act or any other federal or state securities act or an exemption from registration requirements under the Act is affected, and (2) Lahaina shall have received an opinion of counsel for Lahaina that no violations of any securities Acts will be involved in any transfer.

      4.17 HOLDING PERIOD. If the Lahaina Stock represented by these certificates have been held for a period of at least one (1) year and if Rule 144 of the Act is applicable (there being no representations by Lahaina or the Stockholders that Rule 144 is applicable), then the Purchaser may make sales of the Lahaina Stock under the terms and conditions prescribed by Rule 144 of the Act or any other exemption that may be available.

      4.18  ABSENCE  OF  CERTAIN  CHANGES.  Lahaina  has not since September 30,
1996:

                  (a)  Suffered  any   material   adverse   change  in
            financial condition, assets, liabilities, business or prospects;

                  (b) Incurred any  obligation  or liability  (with an
            absolute, accrued, contingent, or otherwise) other than in the ordinary course of business and consistent with past practice;

                  (c) Paid any claim or  discharged  or satisfied  any
            lien or encumbrance or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liability shown or reflected in Lahaina's financial statements, in the ordinary course of business and consistent with past practices;

                  (d) Permitted or allowed any of its assets, tangible
            or intangible, to be mortgaged, pledged, or subjected to any liens or encumbrances;

                  (e)  Written  down  the  value of any  inventory  or
            written-off  as   uncollectible   any  notes  or  accounts
            receivable and any portion thereof;

                  (f) Canceled any other debts or claims or waived any
            rights of substantial value, or sought or transferred any of its assets or properties, tangible or intangible, other than sales of inventory or merchandise made in the ordinary course of business and consistent with past practice;

                  (g) Made any capital expenditures or commitments for
            additions to property, plant, or equipment;

                  (h) Declared,  paid, or set aside for payment to its
            stockholders any dividend or distribution in respect of its capital stock or redeemed or purchased or otherwise acquired any of its capital stock or any options relating thereto or agreed to take any such actions;

                  (i) Made any material change in any method of accounting or accounting practice.


                                   ARTICLE V
                                   ---------

                 CONDITION PRECEDENT TO PURCHASER'S OBLIGATION
                 ---------------------------------------------

      Purchaser's obligations under this Agreement, including Purchaser's obligation to close the transaction contemplated by this Agreement, are subject to the satisfaction, on or prior to Closing, of all of the following conditions precedent:

               5.01 WARRANTS. Stockholders hereby agree to cause the Board of Directors of Lahaina accept the return of, and cancel all outstanding Class A and Class B Warrants of Lahaina (the "WARRANTS") owned directly or beneficially by the Stockholders, totaling Eight Hundred Thousand (800,000) Class A Warrants and Eight Hundred Thousand (800,000) Class B Warrants, totaling One Million, Six Hundred Thousand (1,600,000) Warrants.

                5.02 CONSENTS AND APPROVALS. As of the Closing Date, the Stockholders shall have obtained all required approvals, consents or acquiescence from third parties ("Consents") with respect to the transactions contemplated by this Agreement, including, without limitation, the following:
(i) to the extent required, any lenders or lessors possessing security interests, liens or encumbrances against any of the assets of Lahaina, and (ii) to the extent required, any vendors or suppliers of Lahaina. The Stockholders shall have delivered to Purchaser executed copies of all such Consents.

      5.03 OTHER DOCUMENTS. The Purchaser shall have received from the Stockholders all other documents and instruments, duly executed where required or appropriate, as the Purchaser may reasonably request in connection with the transaction contemplated by this Agreement, including, but not limited to, the following:

            i.    An opinion of  Stockholders's  legal  counsel,  as required in
Section 2.02(c), dated as of the Closing Date, attached hereas as EXHIBIT 5.02(I); and

            ii.   Originals   and/or   copies  of  all   documents,   contracts,
instruments, books, specifications, records and data relating to Lahaina.

      The Purchaser shall have the right to waive any of the foregoing.


                                   ARTICLE VI
                                   ----------

                                 INDEMNIFICATION
                                 ---------------

      6.01 STOCKHOLDER'S INDEMNIFICATION OBLIGATION. The Stockholders, jointly and severely, agree to indemnify the Purchaser and hold it harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties and reasonable attorneys' fees) in excess of One Thousand and No/100 Dollars ($1,000.00) in the aggregate, imposed upon or incurred by the Stockholders resulting from a breach of this Agreement, representation, or warranty by the Stockholders. Assertion by the Purchaser of its right to indemnification under this Article VI shall not preclude the assertion by the non-breaching party of any other rights or seeking of any other remedies against the breaching party.

      6.02 PURCHASER'S INDEMNIFICATION OBLIGATION. The Purchaser agrees to indemnify the Stockholders and hold them harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties and reasonable attorneys' fees) in excess of One Thousand and No/100 Dollars ($1,000.00) in the aggregate, imposed upon or incurred by the Purchaser resulting from a breach of this Agreement, representation, or warranty by the Purchaser. Assertion by the Stockholders of their right to indemnification under this Article VI shall not preclude the assertion by the non-breaching party of any other rights or seeking of any other remedies against the breaching party.

                                  ARTICLE VII
                                  -----------

                                  TERMINATION
                                  -----------

      This Agreement may be terminated at any time prior to the Closing as follows, and in no other manner:

        (i) by mutual consent of Purchaser and the Stockholders;

       (ii) by Purchaser or the Stockholders,  if at or before the Closing,  any
conditions   set  forth  herein  for  the  benefit  of  the   Purchaser  or  the
Stockholders, respectively, shall not have been timely met;

      (iii) by Purchaser, if the Closing of the transactions contemplated by this Agreement shall not have occurred on or before May 27, 1997, 5:00 p.m., Mountain time, or such later date as may have been agreed upon in writing by the parties hereto; or

       (iv) by Purchaser or the Stockholders, if any representation or warranty made herein for the benefit of Purchaser or the Stockholders, respectively, or in any certificate or document furnished to Purchaser or the Stockholders, respectively, pursuant to this Agreement is untrue in any material respect, or the Purchaser or any of the Stockholders, respectively, shall have defaulted in any material respect in the performance of any material obligation herein contained.


                                  ARTICLE VIII
                                  ------------

                          CONFIDENTIALITY AND PUBLICITY
                          -----------------------------

      8.01 CONFIDENTIALITY. Stockholders will hold in confidence all information concerning the business, operations, prospects and other matters of or relating to the Company or Lahaina and will use or disclose such information only for the purpose of considering and obtaining financing for the transactions proposed herein. Stockholders further agree that they will not otherwise disclose any such information to any third party except upon the written consent of the Company, or except as required by law. If the Closing shall not occur for any reason, Stockholders will return all such information furnished to it and all copies thereof to the party that furnished such information. Such obligation of confidentiality shall not extend to any information which is or has been generally known to others engaged in the same trade or business as the furnishing party, or that is or shall be public knowledge through no act or omission of Purchaser or its directors, officers, employees, professional advisors or other representatives or as required by a final order of a court or other governmental agency or authority of competent jurisdiction.

      8.02 PUBLICITY. Before, during and after the Closing Date, Stockholders hereby agrees that, subject at all times to compliance with the law and generally accepted accounting principles, any proposed press release pertaining to the transactions contemplated herein shall be coordinated with and approved by all other parties prior to the publication of such press release, which approval shall not be unreasonably withheld. Subject to the foregoing and subject at all times to compliance with the law, generally accepted accounting principles and Purchaser's public disclosure requirements imposed by federal securities laws, the parties agree to keep confidential and not disclose or communicate, either directly or indirectly, the amount of the Purchase Price, the terms of payment of the Purchase Price or the other terms or conditions of this Agreement, to any third person (other than professional advisors on a need-to-know basis).


                                   ARTICLE IX

                                  MISCELLANEOUS

      9.01  TRANSACTION COSTS

            (a) Except as otherwise provided herein, the Purchaser shall pay all of its costs (including attorneys' fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred in connection with this Agreement

            (b) Except as otherwise provided herein, the Company shall pay all of its costs (including attorneys' fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred in connection with this Agreement

      9.02 ENTIRE AGREEMENT. This Agreement (including the Exhibits hereto) represents the entire understanding and agreement among the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and among such parties.

      9.03 AMENDMENTS. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

      9.04 FURTHER ASSURANCES. The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

      9.05 BINDING EFFECT. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

      9.06 HEADINGS. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

      9.07 NOTICES. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including electronic transmission) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, electronically transmitted, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

TO SELLING STOCKHOLDERS:                  WITH A COPY TO:
------------------------                  ---------------

Philip J. Davis                           Conrad C. Lysiak, Esq.
5459 S. Iris Street                       West 601 First Avenue, Suite 503
Littleton, Colorado  80123                Spokane, Washington  99204

TO PAXFORD:                               WITH A COPY TO:
-----------                               ---------------

Paxford Investments, S.A.                 Gunster, Yoakley, Valdes-Fauli
Teek Building                             & Stewart, P.A.
George Street                             500 East Broward Blvd., Suite 1400
Nassau, Bahamas N8160                     Fort Lauderdale, Florida 33394
ATTN:  Graham Cooper                      ATTN: Michael G. Platner

or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by electronic transmission; and(c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

      9.08 SEVERABILITY. If any provision of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

      9.09 WAIVERS. The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder. Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

      9.10 EQUITABLE REMEDIES. Purchaser acknowledge that the Company will be irreparably harmed (and damages at law would be an inadequate remedy) by a breach or threatened breach of the provisions hereof. Therefore, in the event of a breach or threatened breach by Purchaser of any provision of this Agreement, the Company shall be entitled, in addition to all other rights, remedies or damages to which it is entitled, to injunctions restraining such breach and/or to a decree for specific performance of the provisions of this Agreement, without being required to show any actual damage or to post any bond or other security.

      9.11 THIRD PARTIES. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, other legal representatives, heirs, successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

      9.12 ENFORCEMENT COSTS. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

      9.13 REMEDIES CUMULATIVE. Except as otherwise expressly provided herein, no remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

      9.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon any party so confirming.

      9.15 GOVERNING LAW. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Colorado without regard to principles of conflicts of laws.

      9.16 JURISDICTION AND VENUE. The parties acknowledge that a substantial portion of the negotiations of this Agreement occurred or shall occur in Colorado. Any civil action or legal proceeding arising our of or relating to this Agreement shall be brought in the courts of record of the State of Colorado or the federal courts of record for the State of Colorado. Each party consents to the jurisdiction of such court in any such civil action or legal proceeding and waives any objection to the laying of venue of any such civil proceeding in such court. Service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws, rules of procedure or local rules.

      9.17 PREPARATION OF AGREEMENT. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

      9.18 SURVIVAL. All representations, warranties, covenants and agreements made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for two (2) years from the Closing Date.

      9.19 INDUCEMENT TO TRANSACTION. All representations and warranties made by any party in this Agreement shall be deemed made for the purpose of inducing the other party to enter into this Agreement.

      9.20 ADVICE OF COUNSEL. EACH PARTY ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO BE ADVISED BY ITS OWN COUNSEL WITH RESPECT TO THE TRANSACTION GOVERNED BY THIS AGREEMENT.

      9.21 DENOMINATIONS. All amounts expressed in this Agreement and all payments required by this Agreement are in United States dollars.

      9.22 COUNTERPARTS. This letter of intent may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

      9.23 AGENT. Each of the Stockholders, individually, shall have the full authority to execute all documents and receive said purchase price on behalf of the other Stockholders, individually. Further, Stockholders hereby authorize and direct each other to act as their agent in connection with the disbursement of the monies set forth above and direct the Purchaser to issue its check and deliver said funds made payable to either Philip J. Davis or John C. Lee.

      9.24 FINDER'S FEE. The parties that there is one finder in connection with this transaction, to wit; Michael McGill. That Michael McGill has agreed to a fee in the amount of $10,000 which the Purchaser agrees to pay. The parties hereby represent to one another, pursuant to Section 4.05, that there are no other finders.

      9.25 TIME OF THE ESSENCE Time is of the essence with respect to each provision of this Agreement which requires that action be taken by either party within a stated time period, or upon a specified date.

      9.26 PRONOUNS. In this Agreement, the use of any gender shall be deemed to include all genders, and the use of the singular shall include the plural and vice versa, wherever it appears appropriate from the context.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          PURCHASER:

                                          PAXFORD INVESTMENTS, S.A.
                              .
                                          BY: /s/ Graham Cooper
                                          ------------------------------------
                                              Graham Cooper, President

                                          STOCKHOLDERS:

                                          /s/ Philip J. Davis
                                          ------------------------------------
                                          Philip J. Davis

                                          /s/ John C. Lee
                                          ------------------------------------
                                          John C. Lee

                                          /s/ Charles C. Van Gundy
                                          ------------------------------------
                                          Charles C. Van Gundy

                                    Exhibit A

                            Schedule of Stockholders
                            ------------------------


      Name of Stockholder                               Number of Shares
      -------------------                               ----------------


      Philip J. Davis                                       366,667

      John C. Lee                                           366,667

      Charles C. Van Gundy                                   16,666






























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